UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2020

CORPORATE OFFICE PROPERTIES TRUST

CORPORATE OFFICE PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	OFC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company (Corporate Office Properties Trust) ☐

Emerging Growth Company (Corporate Office Properties, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Corporate Office Properties Trust ☐

Corporate Office Properties, L.P. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On September 17, 2020, Corporate Office Properties, L.P. (“COPLP”), the operating partnership of Corporate Office Properties Trust (“COPT”) consummated the offering of $400 million aggregate principal amount of its 2.250% Senior Notes due 2026 (the “Notes”).  The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form S-3 (File No. 333-230764) filed by COPT and COPLP with the Securities and Exchange Commission on April 8, 2019 (the “Registration Statement”).

The terms of the Notes are governed by a senior indenture, dated as of April 8, 2019, by and among COPLP, as issuer, COPT, as guarantor, and U.S. Bank National Association, as trustee (the “Base Indenture”), as supplemented and amended by a first supplemental indenture thereto, dated as of September 17, 2020 (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

A copy of the Base Indenture was previously filed as Exhibit 4.1 to the Registration Statement and is incorporated by reference herein. The First Supplemental Indenture is filed as Exhibit 4.2 hereto.

Item 7.01.	Regulation FD Disclosure.

Results of Tender Offer for 3.700% Notes due 2021

On September 17, 2020, COPT issued a press release announcing the expiration of the previously announced cash tender offer (the “Tender Offer”) for any and all of COPLP’s outstanding 3.700% Senior Notes due 2021, fully and unconditionally guaranteed by COPT (the “2021 Notes”) at 5:00 p.m., New York City time, on September 16, 2020 (the “Expiration Time”). As of the Expiration Time, $122,948,000, or 40.98%, of the $300,000,000 aggregate principal amount of the 2021 Notes outstanding prior to the Tender Offer had been validly tendered and not withdrawn in the Tender Offer, excluding Notes tendered pursuant to a Notice of Guaranteed Delivery (as defined below) in the Tender Offer at or prior to the Expiration Time.

COPT accepted for purchase all of the 2021 Notes validly tendered and delivered (and not validly withdrawn) in the Tender Offer at or prior to the Expiration Time. Payment for the 2021 Notes purchased pursuant to the Tender Offer is being made on September 17, 2020 (the “Settlement Date”), and payment for 2021 Notes tendered by a Notice of Guaranteed Delivery is anticipated to be made on September 21, 2020 (the “Guaranteed Delivery Settlement Date”).

Any 2021 Notes tendered by a Notice of Guaranteed Delivery and accepted for purchase will be purchased on the third business day after the Expiration Time, but payment of accrued interest, if any, on such 2021 Notes will only be made to, but not including, the Settlement Date.

The consideration being paid under the Tender Offer is $1,024.45 per $1,000 principal amount of 2021 Notes, plus accrued and unpaid interest, if any, up to, but not including, the Settlement Date. The Tender Offer is being funded from a portion of the net proceeds from the previously announced issuance and sale by COPLP of the Notes.

The Tender Offer was made pursuant to the Offer to Purchase (the “Offer to Purchase”) and the related Notice of Guaranteed Delivery attached to the Offer to Purchase (the “Notice of Guaranteed Delivery”), each dated September 10, 2020. Wells Fargo Securities, LLC acted as dealer manager for the Tender Offer.

Redemption of 3.700% Notes due 2021

On September 17, 2020, COPT announced that it has elected to redeem all of the 2021 Notes that remain outstanding following the Tender Offer. In accordance with the redemption provisions of the 2021 Notes and the Indenture, dated as of September 16, 2013 (the “2013 Base Indenture”), by and between COPLP, as issuer, COPT, as guarantor, and U.S. Bank National Association, as trustee, as supplemented by the Second Supplemental Indenture, dated as of May 21, 2014 (the “2014 Second Supplemental Indenture” and, together with the 2013 Base Indenture, the “Prior Indenture”), the 2021 Notes will be redeemed at a price equal to the principal amount plus an applicable premium calculated pursuant to the terms of the Prior Indenture, together with accrued and unpaid interest, if any, up to, but not including, the redemption date, which has been set for October 19, 2020.

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation to buy any of the 2021 Notes nor is it a solicitation for acceptance of the Tender Offer. A copy of the press release announcing the expiration of the Tender Offer and the redemption is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Exhibit Title
4.1	Form of Global Note Representing $400,000,000 Aggregate Principal Amount of 2.250% Senior Notes due 2026
4.2	First Supplemental Indenture, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee
5.1	Opinion of Saul Ewing LLP regarding the validity of the Guarantee
5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes
8.1	Opinion of Morgan, Lewis & Bockius LLP
23.1	Consent of Saul Ewing LLP (contained in Exhibit 5.1)
23.2	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.2)
23.3	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 8.1)
99.1	Press Release, dated September 17, 2020, issued by Corporate Office Properties Trust.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust, its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	September 17, 2020	Dated:	September 17, 2020